The Williams Companies, Inc.
Williams agrees to acquire a 50% GP interest and 55.1 million LP units in
ACMP from Global Infrastructure Partners
Investor Conference Call
June 16
th
, 2014
Alan Armstrong, Chief Executive Officer
Don Chappel, Chief Financial Officer
Exhibit 99.2
© 2014 The Williams Companies, Inc. All rights reserved.

© 2014 The Williams Companies, Inc. All rights reserved.

Our reports, filings, and other public announcements may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform
Act of 1995.
All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various forms of words such as "anticipates," "believes," "seeks," "could," "may," "should," "continues," "estimates," "expects," "forecasts," "intends," "might," "goals," "objectives,"
"targets," "planned," "potential," "projects," "scheduled," "will," "assumes," "guidance," "outlook," "in service date" or other similar expressions. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
Forward-looking Statements
•
The closing of, and the sources of funding for, the anticipated transaction with certain Global Infrastructure Partners funds (the “GIP Purchase”);
• Expected production increases in in the producing areas served Access Midstream Partners, L.P. (“ACMP”), as well as its levels of cash distributions with respect to general partner interests, incentive distribution rights, and limited partner interests;
•
Increases in our fee-based revenues as a percentage of our gross margin following the GIP Purchase;
•
Planned increases in our dividends following the GIP Purchase;
•
The timing of the drop-down of our remaining NGL & Petchem Services assets and projects;
• The completion of the proposed merger (the “Proposed Merger”) of ACMP and Williams Partners L.P. (“WPZ”), including the approval of the
Proposed Merger by the conflicts committees of each partnership and the exchange ratio to be utilized in the Proposed Merger;
•
The benefits of the Proposed Merger to unitholders of ACMP and WPZ, respectively, and to our stockholders;
•
The operations, performance, levels of distributions, and distribution coverage of the merged partnership following the Proposed Merger;
•
Our future credit ratings and the future credit ratings of WPZ and ACMP;
•
The expected timing for the restart of WPZ’s Geismar, Louisiana, olefins plant;
•
The expected timing of receipt and amounts of proceeds from insurance claims related to the Geismar plant;
•
Amounts and the nature of future capital expenditures;
•
Expansion and growth of our business and operations;
•
Financial condition and liquidity;
•
Business strategy;
•
Cash flow from operations or results of operations, including cash flow per share following the GIP Purchase;
•
The levels of dividends to stockholders;
•
Natural gas, natural gas liquids and olefins, supply, prices and demand; and
•
Demand for our services

© 2014 The Williams Companies, Inc. All rights reserved.

Whether we will receive necessary regulatory approvals, or be required to make any divestitures, under provisions of the Hart-Scott-Rodino Antitrust
Improvements Act of 1976, as amended, to consummate the GIP Purchase;
Whether ACMP will produce sufficient cash flows following the GIP Purchase to provide the level of cash distributions we expect;
ACMP’s reliance on a limited number of customers for a substantial majority of its revenues;
Whether any nationally-recognized credit rating agency issues a decrease in our credit ratings or the credit ratings of ACMP or WPZ;
Our ability to achieve our expected increases in the levels of quarterly dividends;
Potential fluctuations in the market prices of WPZ’s or ACMP’s common units following our announcement of the Proposed Merger;
Approval of the Proposed Merger, including by the conflicts committees of ACMP and WPZ;
Our ability to successfully integrate the businesses of ACMP and WPZ in order to achieve the expected benefits of the Proposed Merger;
Our ability to recover expected insurance proceeds related to the Geismar plant;
Whether we have sufficient cash to enable us to pay current and expected levels of dividends;
Availability of supplies, market demand and volatility of prices;
Inflation, interest rates, fluctuation in foreign exchange rates, and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);
The strength and financial resources of our competitors and the effects of competition;
Whether we are able to successfully identify, evaluate and execute investment opportunities;
Our ability to acquire new businesses and assets and successfully integrate those operations and assets into our existing businesses, as well as successfully expand our facilities;
Development of alternative energy sources;
The impact of operational and development hazards and unforeseen interruptions;
Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;
Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;
Changes in maintenance and construction costs;
Changes in the current geopolitical situation;
Our exposure to the credit risk of our customers and counterparties;
Risks related to financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of capital;
The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;
Risks associated with weather and natural phenomena, including climate conditions;
Acts of terrorism, including cybersecurity threats and related disruptions; and
Additional risks described in our filings with the Securities and Exchange Commission.
Forward-looking Statements (continued)
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Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

© 2014 The Williams Companies, Inc. All rights reserved.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this announcement. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on Feb. 26, 2014, and each of our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.
Forward-looking Statements (continued)

© 2014 The Williams Companies, Inc. All rights reserved.

Williams Announces Acquisition
of Additional Interests in ACMP
Williams has agreed to acquire the 50% general partner interest and 55.1 million limited partner units in Oklahoma City-based Access Midstream Partners, LP (NYSE: ACMP) held by certain Global Infrastructure Partners funds (“GIP”) for $5.995 billion in cash
Note:
1 Dividends and distributions subject to respective board approval
2 A more detailed schedule reconciling this non-GAAP measure is provided in this presentation
Increasing Access Midstream Partners ownership to 100% of GP and 50% of LP via acquisition
Planning Williams 3Q 2014 dividend up 32%
1
to $0.56
1
, or $2.24
1
on an annualized basis; $2.46
1
for
2015, with follow-on annual dividend growth of approximately 15%
1
through 2017
Accelerating transformation of Williams to pure-play GP holding-company structure
Proposing subsequent merger of Williams Partners and Access Midstream Partners; if
consummated, creates industry-leading MLP with expected 2015 adjusted EBITDA
2
of
approximately $5 billion, strong coverage and 10%
1
- 12%
1
annual LP distribution growth rate
through 2017
Expecting 2015 distributions for merged MLP to be at least 25%
1
above Access Midstream Partners’
current 2015 distribution guidance; up more than 40%
1
vs. current 2014 Guidance
Acquisition of Access Midstream GP and LP interests is subject to regulatory approvals and not contingent on the merger of the two partnerships

We make energy happen.™

Williams
ACCESS
MIDSTREAM PARTNERS
Williams
PARTNERS L.P.

© 2014 The Williams Companies, Inc. All rights reserved.

WMB to Become One of the Largest Publicly
Traded General Partner Holding Companies
NYSE: WMB
NYSE: ACMP NYSE: WPZ
100% of GP Interest,
IDRs
100% of GP Interest,
IDRs
50% LP
Interest
64% LP
Interest
Public
Unitholders
Public
Unitholders
50% LP
Interest
36% LP
Interest
WMB expects to gain full control of ACMP with an enhanced growth profile and the ability to recognize benefits from simplifying the ACMP ownership structure

© 2014 The Williams Companies, Inc. All rights reserved.

Transaction Highlights
• Williams expects the acquisition to increase fee-based revenues to more than 80% of its gross margin as a result of Access Midstream Partners’ fee-based revenues
• The acquisition is expected to increase Williams’ cash flow per share as a result of rapid growth in Access Midstream Partners’ business, which drives attractive growth in its
GP / IDR and LP cash distributions
• In connection with this acquisition, Williams expects to receive tax benefits consistent with those recognized from the December 2012 initial investment in Access Midstream Partners
• Williams expects the acquisition to deliver immediate and future dividend growth for Williams’
shareholders and to further enhance its presence in attractive growth basins
• Williams plans to fund approximately half of the $5.995 billion acquisition with equity and the remainder with a combination of long-term debt, revolver borrowings and cash on hand
• To complete Williams’ transition to a pure-play GP holding company, Williams plans to accelerate the drop-down of remaining NGL & Petchem Services assets and projects to late
2014 or early 2015
• The proposed merger of Williams Partners and Access Midstream Partners, if consummated, would create an industry-leading, large-scale MLP with substantial positions across the midstream business

© 2014 The Williams Companies, Inc. All rights reserved.

Our Strategy – More Relevant Than Ever
Big Picture
• Be the premier provider of reliable large-scale infrastructure designed to maximize the opportunities created by the vastly greater supply of natural gas and natural gas products now known to exist in
North America's unconventional resource plays
Underpinned by Scale, Competitive Advantage
• Be big – the No. 1 or 2 largest – in gathering, processing and transportation in basins and markets where we operate
• Grow position in areas where we have unique competitive advantages
• Maximize returns in established markets where we have the No. 1 or No. 2 position
Strategy is Well-Aligned with the Commodity Environment
• Well-positioned to capture current opportunities associated with ethane cracking
• Rapidly growing fee-based business
• Low prices grow demand in natural gas, NGLs, olefins – all infrastructure-constrained
• Natural gas products price-advantaged against crude and naptha products
Today's announcement further enhances our ability to execute on our strategy

We make energy happen.™

WMB

- Chemical Plant
- Fractionator*
- Gas Plant
- Offshore Platform
- Offshore Platform
- Susquehanna Supply Hub
- Canada
- Discovery*
- Four Corners Area
- East Gulf Coast
- West Gulf Coast
- Gulfstream*
- Gulf Olefins
- Laurel Mountain Midstream
- Overland Pass Pipeline
- Northwest Pipeline
- Ohio Valley Midstream
- Piceance
- Purity Pipelines
- Southwest Wyoming
- Transco
- Wamsutter
- ACMP**
- Blue Racer**

ACMP

- ACMP Liquids Area
- ACMP Natural Gas Area
- ACMP Operating States

*Partially owned

**Partially owned and not operated by Williams

Conway West
Mitchell
Willow Creek
Parachute
Ignacio
Barnett
Haynesville
Wolfberry
Eagle Ford
Mobile Bay
Devil's Tower
GA A244
West Gulf Coast

Williams

© 2014 The Williams Companies, Inc. All rights reserved. 9 Fortifies WMB's Impressive Footprint with Assets in Major Supply Basins Across the U.S.

We make energy happen.™

CAGR
3%
'09-'13
+17%
+9.5
Bcf/d
CAGR
3%
'14-'30
+58%
+39.8 Bcf/d
120
100
80
60
40
20
0
2000
2005
2010
2015
2020
2025
2030
Williams. Partners L.P.
ACCESS
Northeast
Rockies
San Juan
Gulf of Mexico
Fort Worth
Mid-Continent
Gulf Coast
Permian
West Coast
Alaska

Williams.

© 2014 The Williams Companies, Inc. All rights reserved.

Well-Positioned to Benefit From Supply Growth
NATURAL GAS – U.S. SUPPLY GROWTH (Bcf/d)
Note:        Excludes Canadian import volumes of approximately 4.5 Bcf/d (at 2014 levels)
Source:    Wood Mackenzie North America Gas Service
• Leadership position in major supply basins across the U.S.
• Strengthens position as the premier natural gas infrastructure player in the U.S., with gas gathering volumes directly operated doubling

We make energy happen.™

–

+ 32%
$0.5600
$0.5700

36% CAGR
+ 36%
+ 26%
15% CAGR
$1.96
$2.46
$2.82
$3.25

Williams

© 2014 The Williams Companies, Inc. All rights reserved.

Acquisition Expected to be Significantly
Accretive to Williams' Dividend per Share
• Expected to result in growing GP and LP distributions, creating additional cash coverage and providing for higher / sustained dividend growth
• Williams plans to increase its third-quarter 2014 dividend 32%
1
to $0.56
1
, or $2.24
1
on an
annualized basis, with annual dividend growth thereafter of approximately 15%
1
through 2017
Williams expects the transaction to close in Q3 2014
• Targeting 2015 dividend of approximately $2.46
1
per share, representing an increase of $0.35, or
16.6%, from our 2015 guidance of $2.11
Quarterly Dividends Annual Dividends
Note:
1
Dividends subject to board approval
$0.4250
$0.4475
$0.4700
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q2 2014A Q3 2014E Q4 2014E
$0.78
$1.20
$1.44
$1.75
$2.11
$2.54
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2011A 2012A 2013A 2014E 2015E 2016E 2017E
Actuals and Previous Guidance New Guidance

© 2014 The Williams Companies, Inc. All rights reserved.

In addition to WMB's acquisition of GIP's interests in ACMP, WMB is seeking to merge
WPZ and ACMP creating a premier, large-cap MLP with industry leading scale and diversification
Natural Gas Pipelines: Transco, Northwest and Gulfstream represent the nation's premier interstate pipeline
Natural Gas Gathering and Processing: Large-scale positions in growing natural gas supply areas in major
NGL and Petrochemical Services: Unique downstream presence on Gulf Coast and in western Canada
• Assuming the merger is consummated in 2014, the merged MLP is expected to have a 2015 distribution increase of at least 25%
1
above Access Midstream Partners’ current guidance of $2.79
1
per unit up more than 40%
1
vs.
current 2014 Guidance, with a best-in-class distribution growth rate of 10%
1
to 12%
1
through 2017 and strong
coverage
• Williams expects the merged partnership will be a synergistic business combination that is well-positioned to benefit from the ongoing energy infrastructure super-cycle with an operating footprint that connects the best supplies with the best markets
• Combines the stability of Access Midstream Partners' current contract portfolio with Williams Partners' enhanced long-term growth opportunities and development expertise
• Acquisition of Access Midstream GP and LP interests is subject to regulatory approvals and not contingent on the merger of the two partnerships
3
2
1
Note:
1 Distributions subject to board approval
Proposed WPZ / ACMP Merger Creates Premier
MLP
system
shale and unconventional producing areas
provides differentiated long-term growth
• Creates one of the largest MLPs with leading positions across the three key components of the midstream sector:

© 2014 The Williams Companies, Inc. All rights reserved.

Expected Proposed Merger Benefits to ACMP
• Significantly broadened customer base, enhanced business platform, expanded technical and operational expertise, and additional opportunities to sustain long-term growth
• If the proposed merger is consummated in 2014:
Expected increase in 2015 distributions of at least 25%
1
above Access Midstream Partners’ current
2015 distribution guidance. This represents an increase of more than 40%
1
above current 2014
distribution guidance
Expected increase in 2016 distributions of at least 20%
1
above Access Midstream Partners’ current
2016 distribution guidance
Expected best-in-class 10%
1
to 12%
1
annual distribution growth rate in each 2016 and 2017
Distribution coverage
2
is estimated to be approximately 1.2x in 2015 and at or above 1.1x through 2017
• Expected to improve credit ratings to strong BBB investment grade levels which lowers debt cost and increases access to capital
• Expected to increase trading liquidity and broaden appeal to investors as a core MLP holding
Note:
1 Distributions subject to board approval
2 A definition of this non-GAAP measure is provided in this presentation

© 2014 The Williams Companies, Inc. All rights reserved.

Expected Proposed Merger Benefits to WPZ
• Expected increased scale and diversification with substantial operating footprint in major supply-growth basins in the U.S., creating one of the most substantial growth platforms in the industry
• Significantly broadens customer base, enhances business platform, expands technical and operational expertise, and drives opportunities to sustain long-term growth
• Proposed merger exchange ratio of 0.85 Access Midstream Partners units for each Williams
Partners unit would provide unitholders with an expected immediate premium
Williams Partners unitholders will also have the option to take either a one-time special payment of
$0.81 per unit, or an equivalent value of additional common units of Access Midstream Partners, to compensate for a lower expected per unit LP cash distribution in 2015
• Williams Partners unitholders will receive Access Midstream Partners units with pro forma best-in-class distribution growth and significant cash coverage – with the combined MLP expected to benefit from attractive equity valuation
• Stronger credit profile expected upon integration of Access Midstream Partners’ 100%
fee-based business
Note:
1 Distributions subject to board approval
1

© 2014 The Williams Companies, Inc. All rights reserved.

Expected Proposed Merger Benefits to WMB
• Provides opportunity to enhance and streamline operations, business-development, commercial and support capabilities
• Further simplifies the corporate structure
• Aligns Williams Partners and Access Midstream Partners unitholders
• Expected to increase efficiency in capital allocation to growth opportunities
• Increased growth visibility expected to drive higher Williams valuation

© 2014 The Williams Companies, Inc. All rights reserved.

• Williams expects the acquisition to increase fee-based revenues to more than 80% of its gross margin as a result of Access Midstream Partners’ fee-based revenues
• The acquisition is expected to increase Williams’ cash flow per share as a result of rapid growth in Access Midstream Partners’ business, which drives attractive growth in its
GP / IDR and LP cash distributions
• In connection with this acquisition, Williams expects to receive tax benefits consistent with those recognized from the December 2012 initial investment in Access Midstream Partners
• Williams expects the acquisition to deliver immediate and future dividend growth for Williams’
shareholders and to further enhance its presence in attractive growth basins
• Williams plans to fund approximately half of the $5.995 billion acquisition with equity and the remainder with a combination of long-term debt, revolver borrowings and cash on hand
• To complete Williams’ transition to a pure-play GP holding company, Williams plans to accelerate the drop-down of remaining NGL & Petchem Services assets and projects to late
2014 or early 2015
• The proposed merger of Williams Partners and Access Midstream Partners, if consummated, would create an industry-leading, large-scale MLP with substantial positions across the midstream business
Summary Benefits

Non-GAAP Disclaimer © 2014 The Williams Companies, Inc. All rights reserved.

© 2014 The Williams Companies, Inc. All rights reserved.

This presentation includes combined adjusted EBITDA for Williams Partners and Access Midstream Partners for 2015 and cash distribution coverage ratio, which are non-GAAP financial measures as defined under the rules of the SEC.
For Williams Partners L.P. we define adjusted EBITDA as net income (loss) attributable to partnership before income tax expense, net interest expense, depreciation and amortization expense, equity earnings from investments and allowance for equity funds used during construction, adjusted for equity investments cash distributions to partnership and certain other items management believes affect the comparability of operating results.
Access Midstream Partners defines adjusted EBITDA as net income (loss) before income tax expense, interest expense, depreciation and amortization expense and certain other items management believes affect the comparability of operating results.
For Williams Partners L.P. we also calculate the ratio of distributable cash flow to the total cash distributed (cash distribution coverage ratio).
This measure reflects the amount of distributable cash flow relative to our cash distribution.  We define distributable cash flow as net income plus depreciation and amortization and cash distributions from our equity investments less our earnings from our equity investments, income attributable to noncontrolling interests and maintenance capital expenditures. We also adjust for payments and/or reimbursements under omnibus agreements with Williams and certain other items.
This presentation is accompanied by a reconciliation of adjusted EBITDA to its nearest GAAP financial measure. Management uses this financial measure because it is an accepted financial indicator used by investors to compare company performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Adjusted EBITDA is not intended to represent cash flows for the period, nor is it presented as an alternative to net income or cash flow from operations. It should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles
Non-GAAP Disclaimer

© 2014 The Williams Companies, Inc. All rights reserved.

Net Income After Tax Reconciliation to Adjusted
EBITDA
Williams
Access
Partners Midstream Combined*
Low High Low High Low High
Net income after tax attributable to partnership
1,755 $ 2,105 $ 470 $    645 $
Net interest expense
645       665       225       175
Income tax expense
45         55         5           5
Equity earnings from investments
(310)      (340)      -            -
Equity investments cash distributions to partnership
360       400       -            -
Depreciation & amortization (DD&A)
1,010    1,060    550       525
Equity allowance for funds used during construction
(90)        (100)      -            -
Adjusted EBITDA attributable to partnership
3,415 $ 3,845 $ 1,250 $ 1,350 $ 4,665 $ 5,195 $